SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2018

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement. On April 9, 2018, Airborne Wireless Network (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP and a Cayman Islands exempt company (“Yorkville”). The SPA provides for the purchase by Yorkville of a Convertible Debenture in the principal amount of $1,250,000 issued by the Company (the “Note”) and a Warrant to Purchase Common Stock issued by the Company (the “Warrant”). The SPA with Yorkville was entered into contemporaneously with a transaction between Yorkville and Black Mountain Equities, Inc. (“Black Mountain”) pursuant to which Yorkville purchased that certain promissory note, dated September 15, 2017 and amended March 16, 2018, originally made by the Company to Black Mountain (the “Black Mountain Note”). The Company received net proceeds of $1,030,000 from the issuance of the Note, after the payment of commitment fees and certain other costs of Yorkville.

The SPA contains customary representations and warranties, including representations from Yorkville regarding its status as an “accredited investor” and its investment purpose, and representations from the Company regarding its organization, authorization to enter into the transaction and ability to conduct its business, among other things. The SPA provides that the Company shall indemnify Yorkville for all losses or damages arising out of any breach of any representation, warranty or covenant of the SPA by the Company and any third party suits brought against Yorkville arising out of the SPA and related transactions.

There is no material relationship between the Company or its affiliates and Yorkville other than in respect of the SPA, the Note and the Warrant. This description of the SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the SPA, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Promissory Note. The Note has a maturity date of January 8, 2019 and bears interest at a rate of 8% per annum. In addition to the terms and conditions described above, the Note contains customary events of default and further provides that the Company will be in default if the Company becomes party to a change-in-control agreement or defaults under any obligation to Yorkville under any other agreement with Yorkville, including under the Black Mountain Note purchased by Yorkville. Upon an event of default, in addition to customary remedies, Yorkville may convert all or any portion of the balance outstanding under the Note at a default conversion price, in which the shares of the Company’s common stock to be received upon conversion will be the number determined by dividing the outstanding balance by the lower of (i) $1.18 or (ii) the amount equal to 60% of the lowest closing bid price during the 20 consecutive trading days immediately preceding the default conversion.

Beginning on the issue date of the Note, Yorkville also has the right to convert all or a portion of the outstanding and unpaid principal amount under the Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to the lower of $2.00 or the amount equal to 70% of the lowest volume weighted average price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events. The Company may redeem part or all of the Note by repaying all or a portion of the outstanding balance, plus an amount equal to (i) 20% of the outstanding balance being redeemed, if such redemption occurs prior to October 1, 2018, or (ii) 30% of the outstanding balance being redeemed, if such redemption occurs after October 1, 2018.

The Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Yorkville also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Note, which is attached hereto as Exhibits 4.1 and is incorporated herein by this reference.

Warrant. In connection with the entry into the SPA and the issuance of the Note, the Company issued a warrant to purchase 625,000 shares of its common stock to Yorkville for no additional consideration. The Warrant entitles Yorkville to purchase 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share. The Warrant is immediately exercisable by the holder at any time, and from time to time, until the third anniversary of the issue date. The terms of the Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events.

The Company also granted piggy-back registration rights to Yorkville with respect to the shares issued upon exercise of the Warrant such that if the Company files a registration statement on Form S-1 or Form S-3 registering the issuance and sale of any of its shares of common stock (other than an amendment to the registration statement on Form S-1 originally filed by the Company on August 31, 2017), then the resale by Yorkville of any of its shares must be included as part of the offering registered under that registration statement.

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The Warrant, and the shares of common stock issuable upon exercise of the Warrant, were and will be, respectively, issued in a transaction exempt from registration under Section 4(a)(2) of the Securities Act, and therefore, neither the Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the terms of the Warrant, which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	Convertible Debenture, dated as of April 9, 2018, issued by Airborne Wireless Network YA II PN, Ltd.
10.1	Securities Purchase Agreement, dated as of April 9, 2018, by and between Airborne Wireless Network and YA II PN, Ltd.
10.2	Warrant, dated as of April 9, 2018, issued by Airborne Wireless Network to YA II PN, Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: April 13, 2018	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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